SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 22, 2011

 SO ACT NETWORK, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

TEXAS	000-51886	26-3534190
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

10685-B Hazelhurst Drive #6572
Houston, Texas 77043
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(210) 401-7667
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2011, So Act Network, Inc (OTC Bulletin Board: SOAN) (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with an accredited investor (the “Holder”) for the purchase of a 8% Convertible Promissory Note due November 24, 2011 for $40,000 (the “Note”), attached hereto as Exhibit 10.1. The Note bears interest at an annual rate of 8% payable upon maturity. The Note, dated February 22, 2011, was funded on February 25, 2011. The Note may not be prepaid in whole or in part without the written consent of the Holder. Subject to certain terms and conditions specified in the Note, the Holder may convert the Note into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The conversion price equals 59% multiplied by the Market Price (as defined herein) (representing a discount rate of 41%).  “Market Price” means the average of the lowest three (3) Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the “Conversion Date”).  “Trading Price” means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board.

Pursuant to the terms of the Note, the Company entered into an irrevocable letter agreement with the Company’s transfer agent, with respect to the reserve of shares of Common Stock to be issued upon any conversion of the Note; the issuance of such shares of Common Stock in connection with a conversion of the Note; and the indemnification of the transfer agent for all loss, liability, or expense in carrying out the authority and direction contained in the irrevocable letter agreement.

The descriptions of the terms and conditions of the Note set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of such document attached hereto as Exhibits 10.1 and incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 3.02.  The Note was issued in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D promulgated under the Act.  These transaction qualified for an exemption from registration because among other things, the transaction did not involve a public offering, each investor was an accredited investor and/or qualified institutional buyer, each investor had access to information about the Company and their investment, each investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

N/A

(b) Pro Forma Financial Information

N/A

(c) Exhibits

Exhibit No.	Description

10.1	Form of 8% Convertible Promissory Note due November 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

So Act Network, Inc.

Date: February 25, 2011	By:	/s/ Greg Halpern
Name: Greg Halpern
Title: Chief Financial Officer